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                                                EXHIBIT 10.10

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                             STOCKHOLDERS' AGREEMENT


                          dated as of February 2, 1998


                                      among


           BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND L.P.,

                 BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P.,

               BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.,

                        BMP/GRAHAM HOLDINGS CORPORATION,

                       GRAHAM PACKAGING HOLDINGS COMPANY,

                              GPC CAPITAL CORP. II

                                       and

                          BT INVESTMENT PARTNERS, INC.



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                                TABLE OF CONTENTS
                                -----------------

                                                                        Page
                                                                        ----

SECTION 1.            DEFINITIONS........................................  1
         1.1          Defined Terms......................................  1
         1.2          Other Definitional Provisions; Interpretation......  3

SECTION 2.            PURCHASE OF BMP STOCK..............................  4
         2.1          Purchase of BMP Stock..............................  4
         2.2          The Closing........................................  4

SECTION 3.            TRANSFERS AND ISSUANCES............................  4
         3.1          Limitations on Transfer............................  4
         3.2          Certain Permitted Transfers........................  4
         3.3          Effect of Void Transfers...........................  4
         3.4          Legend on Securities...............................  5
         3.5          Tag-Along Rights...................................  5
         3.6          Public Offerings, etc..............................  6
         3.7          Drag-Along Rights..................................  6

SECTION 4.            REGISTRATION RIGHTS................................  6
         4.1          Incidental Registration............................  6

SECTION 5.            VOTING AGREEMENTS..................................  7
         5.1          Election of Directors..............................  7
         5.2          Other Voting Matters...............................  7

SECTION 6.            REPRESENTATIONS AND WARRANTIES.....................  7
         6.1          Representations and Warranties of BMP..............  7
         6.2          Representations and Warranties of the BT Investor..  8
         6.3          Certain Agreements.................................  9

SECTION 7.            MISCELLANEOUS......................................  9
         7.1          Additional Securities Subject to Agreement.........  9
         7.2          Termination........................................  9
         7.3          Injunctive Relief..................................  9
         7.4          Amendments.......................................... 9
         7.5          Successors, Assigns and Transferees..................9
         7.6          Notices............................................ 10
         7.7          Integration........................................ 11
         7.8          Severability....................................... 11
         7.9          Counterparts....................................... 11
         7.10         Governing Law...................................... 11
         7.11         Jurisdiction....................................... 11
         7.12         No Recourse........................................ 11

                                       -i-

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         STOCKHOLDERS' AGREEMENT, dated as of February 2, 1998, among Blackstone
Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands exempted limited partnership, and Blackstone Family Investment Partnership III L.P., a Delaware limited partnership (collectively, "Blackstone"), BMP/Graham Holdings Corporation, a Delaware corporation ("BMP"), Graham Packaging Holdings Company, a Pennsylvania limited partnership ("Holdings"), GPC Capital Corp. II, a
Delaware corporation ("CapCo. II"), and BT Investment Partners, Inc. (the "BT Investor").


                              W I T N E S S E T H :


         WHEREAS, on the date hereof, Blackstone owns 20,825 shares of common stock, par value $.01 per share (the "BMP Stock"), of BMP, which are all of the outstanding shares of BMP Stock;

         WHEREAS, pursuant to the transactions contemplated by the Recapitalization Agreement (as defined below), BMP holds indirectly a 4% general partnership interest and directly an 81% limited partnership interest in Holdings;

         WHEREAS, CapCo. II is a wholly owned subsidiary of Holdings;

         WHEREAS, on the terms and subject to the conditions hereof, the BT Investor desires to purchase from Blackstone, and Blackstone desires to sell to the BT Investor, 1,000 shares of BMP Stock (which represents approximately 4.8% of the shares of BMP Stock outstanding on the date hereof), as hereinafter set forth;

         WHEREAS, the parties hereto wish to enter into certain agreements with respect to the holdings by Blackstone and the BT Investor and its Permitted Transferees of stock of the Company (as defined below); and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:


         SECTION 1. DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, terms defined in the headings and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

         "Affiliate" means, with respect to any Person, (i) any Person that directly or indirectly controls, is controlled by or is under common control with, such Person, or (ii) any director, officer, partner or employee of such Person or any Person specified in clause (i) above, or (iii) any spouse, parent, child or sibling of any Person specified in clause (i) or (ii) above.

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         "Agreement" means this Stockholders' Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Business Day" means a day other than a Saturday, Sunday, holiday or other day on which commercial banks in New York City or the State of Pennsylvania are authorized or required by law to close.

         "Closing Date" means the date of the closing under this Agreement.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Common Stock Equivalents" means any stock, warrants, rights, calls, options or other securities exchangeable or exercisable for or convertible into Common Stock.

         "Company" means (i) prior to the initial Public Offering, BMP and (ii) in connection with or after the initial Public Offering, CapCo. II.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

         "IPO Reorganization" means, collectively, (i) the transfer of all or substantially all of Holdings' assets and liabilities to CapCo. II upon an initial Public Offering, (ii) the dissolution or liquidation of BMP, BCP/Graham Holdings LLC and Holdings (and the distribution to the equity holders of each such entity all of the assets of such entity on a pro rata basis) and (iii) all transactions necessary or incidental thereto.

         "NASD" means the National Association of Securities Dealers, Inc.

         "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

         "Permitted Transferee" means any Person to whom Blackstone or the BT Investor (or any direct or indirect Permitted Transferee thereof) transfers Securities in accordance with the terms of this Agreement (other than pursuant to a Public Offering or pursuant to Rule 144 under the Securities Act) and who becomes a party to, and is bound to the same extent as its transferor by the terms of, this Agreement.

         "Person" means any individual, corporation, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

         "Public Offering" means the sale of Common Stock to the public in a firm commitment underwritten public offering pursuant to an effective registration statement (other than a registration statement on Form S-4, S-8 or similar form) filed under the Securities Act, which results in an active trading market in such Common Stock (it being understood that

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such an active trading market shall be deemed to exist if, among other things, such Common Stock are listed on a national securities exchange or on NASDAQ).

         "Recapitalization Agreement" means the Agreement and Plan of Recapitalization, Redemption and Purchase dated as of December 18, 1997 by and among Holdings, Donald C. Graham and certain of his Affiliates, BCP/Graham Holdings LLC and BMP, as the same may be amended, supplemented or otherwise modified from time to time.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of February 2, 1998 among Holdings, CapCo. II, Blackstone, Graham Capital Corporation and Graham Family Growth Partnership and attached as Exhibit A hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Securities" means shares of Common Stock or Common Stock Equivalents, whether owned on the date hereof or hereafter acquired.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

         "Stockholders" means Blackstone and the BT Investor and its respective Permitted Transferees.

         "Third Party" means any Person other than the Company, the Stockholders and their Affiliates.

         "Transfer" means any transfer, sale, assignment, distribution, exchange, mortgage, pledge, hypothecation or other disposition of any Securities or any interest therein.

         1.2 Other Definitional Provisions; Interpretation. (a) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (d) For purposes of comparing the beneficial ownership of any Person on the date of execution and delivery of this Agreement to the level of such ownership at any later time, the level of ownership on such later date shall be adjusted to eliminate the effect of any subdivision of the Common Stock, any combination of the Common Stock, any issuance of Common Stock or Common Stock Equivalents by reason of any reorganization or reclassification (including, without limitation, the IPO Reorganization and any reclassification

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in connection with a merger or consolidation), or any dividend payable in Common
Stock or Common Stock Equivalents.


         SECTION 2. PURCHASE OF BMP STOCK

         2.1 Purchase of BMP Stock. Pursuant to the terms and subject to the conditions set forth in this Agreement, the BT Investor hereby agrees to purchase, and Blackstone hereby agrees to sell to the BT Investor, on the Closing Date 1,000 shares of BMP Stock at a price per share equal to $10,000.

         2.2 The Closing. The closing (the "Closing") of the purchase of BMP Stock hereunder shall take place on or as soon as practicable after the date hereof at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York. At the Closing, the BT Investor shall deliver to Blackstone $10,000,000 by delivery of a certified check or by wire transfer in immediately available funds.


         SECTION 3. TRANSFERS AND ISSUANCES

         3.1 Limitations on Transfer. (a) The BT Investor and its Permitted Transferees hereby agrees that such Stockholder will not, directly or indirectly, Transfer any Securities unless such Transfer complies with the provisions hereof and (i) such Transfer is pursuant to an effective registration statement under the Securities Act and has been registered under all applicable state securities or "blue sky" laws or (ii) such Stockholder shall have furnished the Company with a written opinion of counsel reasonably satisfactory to the Company in form and substance reasonably satisfactory to the Company to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or "blue sky" laws.

         (b) The BT Investor and its Permitted Transferees hereby agrees that, except for Transfers in connection with a Public Offering, Transfers pursuant to
Section 3.5 or 3.7 hereof and Transfers pursuant to Rule 144 under the Securities Act, no Transfer shall occur unless the transferee shall agree to become a party to, and be bound to the same extent as its transferor by the terms of, this Agreement in accordance with the provisions of Section 7.5 hereof.

         (c) Each of the BT Investor and its Permitted Transferees hereby agrees that, except as otherwise provided in Section 3.2 hereof, such Stockholder shall not, without the prior written consent of Blackstone (which consent may be withheld by Blackstone in its absolute discretion), effect a Transfer, except for Transfers pursuant to Section 3.5, 3.7 or 4 hereof.

         3.2 Certain Permitted Transfers. Notwithstanding any other provision of this Agreement to the contrary, the BT Investor and its Permitted Transferees shall be entitled from time to time to Transfer any or all of the Securities beneficially owned by them to any Affiliate of the BT Investor or Permitted Transferee (including any of its partners), provided

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that any such transferee agrees to become a party to, and be bound to the same extent as its transferor by the terms of, this Agreement.

         3.3 Effect of Void Transfers. In the event of any purported Transfer of any Securities in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect and the Company shall not give effect to such Transfer.

         3.4 Legend on Securities. Each certificate representing Securities issued to the BT Investor or any of its Permitted Transferees shall bear the following legend on the face thereof:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT AMONG THE ISSUER, BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND L.P., BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P., AND BLACKSTONE FAMILY INVESTMENT PARTNERSHIP L.P. AND BT INVESTMENT PARTNERS, INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF THE ISSUER HAS BEEN FURNISHED WITH AN OPINION REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT."

         3.5 Tag-Along Rights. (a) So long as this Agreement shall remain in effect, with respect to any proposed Transfer by Blackstone of Common Stock (other than to an Affiliate of Blackstone, including any of its partners), Blackstone shall have the obligation, and each other Stockholder shall have the right, to require the proposed transferee to purchase from each Stockholder having and exercising such right (each, including any Person having similar rights pursuant to any other agreement, a "Tagging Stockholder") a number of shares of Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis by such Tagging Stockholder and sought by the Tagging Stockholder to be included in the contemplated Transfer by (B) the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis by Blackstone and all Tagging Stockholders and (ii) the total number of shares of Common Stock proposed to be Transferred to the transferee in the contemplated Transfer, and at the same price per share of Common Stock and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to Blackstone; provided that in order to be entitled to exercise its right to sell shares of Common Stock to

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the proposed transferee pursuant to this Section 3.5(a), a Tagging Stockholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements as Blackstone agrees to make in connection with the proposed Transfer of the shares of Common Stock of Blackstone (except that in the case of representations and warranties pertaining specifically to Blackstone a Tagging Stockholder shall make the comparable representations and warranties pertaining specifically to itself); and provided further that all representations, warranties and indemnities shall be made by the Tagging Stockholders severally and not jointly and that the liability of Blackstone and the Tagging Stockholders thereunder shall be borne by each such Stockholder on a pro rata basis and be limited to the proceeds received by such Stockholder in such Transfer.

         (b) Blackstone shall give notice to all relevant Stockholders of each proposed Transfer giving rise to the rights of the Tagging Stockholders set forth in the first sentence of Section 3.5(a) at least 15 days prior to the proposed consummation of such Transfer, setting forth the name of Blackstone, the number of shares of Common Stock proposed to be so Transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and other terms and conditions of payment offered by the proposed transferee. The tag-along rights provided by this Section 3.5 must be exercised by each Tagging Stockholder within 7 days following receipt of the notice required by the preceding sentence, by delivery of a written notice to Blackstone indicating such Tagging Stockholder's desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell.

         3.6 Public Offerings, etc. The provisions of Sections 3.5 and 3.7 shall not be applicable to offers and sales of Securities in a Public Offering or pursuant to Rule 144 under the Securities Act.

         3.7 Drag-Along Rights. So long as this Agreement shall remain in effect, if any of Blackstone and its Affiliates receives an offer from a Third Party to purchase any outstanding shares of Common Stock owned by Blackstone and its Affiliates and such offer is accepted by Blackstone, then each Stockholder hereby agrees that it will Transfer a number of shares of Common Stock owned by it to such Third Party up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis by such Stockholder by (B) the aggregate number of shares of Common Stock beneficially owned on a fully diluted basis by Blackstone and all such Stockholders and (ii) the total number of shares of Common Stock proposed to be Transferred to the transferee in the contemplated Transfer, at the same price per share of Common Stock and upon the same terms and conditions of the offer so accepted by Blackstone; including making the same representations, warranties, covenants, indemnities and agreements that Blackstone agrees to make (except that, in the case of representations and warranties pertaining specifically to Blackstone, each other Stockholder shall make the comparable representations and warranties pertaining specifically to itself); provided that all representations, warranties and indemnities shall be made by Blackstone and such Stockholders severally and not jointly and that the liability of Blackstone and such Stockholders thereunder shall be borne by each such Stockholder on a pro rata basis and be limited to the proceeds received by such Stockholder in such Transfer.

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         SECTION 4. REGISTRATION RIGHTS

         4.1 Incidental Registration. The parties hereto agree that the BT Investor and its Permitted Transferees shall have all of the rights and obligations of a "Holder" under the Registration Rights Agreement (other than those set forth in Section 2 thereof) and that any shares of Common Stock owned by the BT Investor and its Permitted Transferees shall constitute "Registrable Securities" under the Registration Rights Agreement (other than for purposes of Section 2 thereof); provided that, notwithstanding anything to the contrary in this Agreement or the Registration Rights Agreement, the BT Investor and its Permitted Transferees shall not sell any shares of Common Stock in any transaction unless Blackstone is selling its shares of Common Stock in such transaction.


         SECTION 5. VOTING AGREEMENTS

         5.1 Election of Directors. (a) The BT Investor and its Permitted Transferees hereby agree that, so long as this Agreement shall remain in effect, such Stockholder will vote all of the voting Securities owned or held of record by it so as to elect and, during such period, to continue in office a Board of Directors of the Company and each subsidiary of the Company, every (and solely) designees of Blackstone and its Permitted Transferees.

         (b) If at any time while this Agreement shall remain in effect Blackstone shall notify the other Stockholders of its desire to remove, with or without cause, any director of the Company or any of its Subsidiaries previously designated by it (or its Permitted Transferees), each Stockholder shall vote all of the voting Securities owned or held of record by it so as to remove such director.

         5.2 Other Voting Matters. (a) The BT Investor and its Permitted Transferees hereby agrees that, so long as this Agreement shall remain in effect, such Stockholder will vote all of the Securities owned or held of record by it, either in person or by proxy, whether at a meeting of stockholders or by executing a written consent, to ratify, approve and adopt any and all actions adopted or approved by the Board of Directors of the Company.

         (b) In order to effectuate the provisions of Sections 3.1 and 3.2 hereof, each of the BT Investor and its Permitted Transferees hereby grants to Blackstone a proxy to vote at any annual or special meeting of stockholders of the Company, or to take action by written consent in lieu of such meeting with respect to, or to otherwise take action in respect of, all of the Securities owned or held of record by such Stockholders in connection with the matters set forth in Sections 3.1 and 3.2 hereof in accordance with the provisions of Sections 3.1 and 3.2 hereof. Each of the proxies granted hereby is irrevocable and is coupled with an interest.

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         SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         6.1 Representations and Warranties of BMP. BMP represents and warrants to the BT Investor as follows:

         (a) Each of the parties hereto (other than the BT Investor) (each a "BMP Party") is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the BMP Parties of this Agreement, the performance by the BMP Parties of its obligations hereunder, and the consummation by the BMP Parties of the transactions contemplated hereby have been duly authorized by all requisite action. This Agreement has been duly executed and delivered by each BMP Party and, assuming the due authorization, execution and delivery thereof by the BT Investor, constitutes a legal, valid and binding obligation of such BMP Party, enforceable against such BMP Party in accordance to its terms.

         (b) The BMP Stock purchased hereunder is duly authorized, validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated hereby, the BT Investor will acquire valid title to the BMP Stock purchased hereunder.

         (c) The execution, delivery and performance by each BMP Party of this Agreement and the consummation by such BMP Party of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to such BMP Party or its properties or assets; (ii) violate the provisions of the certificate of incorporation, bylaws or other organizational documents of such BMP Party; or (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to such BMP Party or its properties or assets.

         (d) No consent, approval, exemption or authorization is required to be obtained from, no notice is required to be given to and no filing is required to be obtained from any third party (including, without limitation, governmental and quasi-governmental agencies, authorities and instrumentalities of competent jurisdiction) by any BMP Party, in order (i) for this Agreement to constitute a legal, valid and binding obligation of such BMP Party or (ii) to authorize or permit the consummation by such BMP Party of the sale of the BMP Stock purchased hereunder.

         6.2 Representations and Warranties of the BT Investor. The BT Investor represents and warrants to the BMP Parties as follows:

         (a) The BT Investor is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, the performance by the BT Investor of its obligations hereunder and the consummation by the BT Investor of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the BT Investor. This Agreement has been duly executed and delivered by the BT Investor and,

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assuming the due authorization, execution and delivery thereof by the BMP
Parties, constitutes a legal, valid and binding obligation of the BT Investor, enforceable against the BT Investor in accordance with its terms.

         (b) The execution, delivery and performance by the BT Investor of this Agreement and the consummation by the BT Investor of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to the BT Investor or its properties or assets; (ii) violate the provisions of the certificate of incorporation, by-laws or other organizational documents of the BT Investor; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the BT Investor or its properties or assets.

         (c) No consent, approval, exemption or authorization is required to be obtained from, no notice is required to be given to, and no filing is required to be obtained from, any third party (including, without limitation, governmental and quasi-governmental agencies, authorities and instrumentalities of competent jurisdiction) by the BT Investor, in order (i) for this Agreement to constitute a legal, valid and binding obligation of the BT Investor or (ii) to authorize or permit the consummation by the BT Investor of the purchase of the BMP Stock sold hereunder.

         (d) The BT Investor is acquiring the BMP Stock purchased hereunder for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

         6.3 Certain Agreements. Each party hereto agrees that such party will not take any action which is reasonably likely to cause the shares of Common Stock purchased hereunder and owned by the BT Investor to exceed 5% of the outstanding shares of Common Stock without giving reasonable prior notice to the other parties and reasonably cooperating with the other parties so that such ownership of Common Stock by the BT Investor will not contravene any applicable federal banking laws or regulations existing on the date hereof.

         SECTION 7. MISCELLANEOUS

         7.1 Additional Securities Subject to Agreement. Each Stockholder agrees that any other Securities which it shall hereafter acquire by means of the IPO Reorganization or a stock split, stock dividend, distribution, exercise of stock options, or otherwise shall be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

         7.2 Termination. This Agreement shall terminate, and thereby become null and void, as to any particular Securities, on the date on which they are sold in a Public Offering or are sold pursuant to Rule 144 under the Securities Act (unless such Securities are reacquired by a Stockholder).

         7.3 Injunctive Relief. The Stockholders and their Permitted Transferees acknowledge and agree that a violation of any of the terms of this Agreement will cause the Stockholders and their Permitted Transferees irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each Stockholder and Permitted Transferee

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shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

         7.4 Amendments. This Agreement may be amended only by a written instrument signed the parties hereto.

         7.5 Successors, Assigns and Transferees. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their Permitted Transferees and their respective successors, each of which Permitted Transferees shall agree, in a writing in form and substance satisfactory to the Company, to become a party hereto and be bound to the same extent as its transferor hereby, provided that no Stockholder may assign to any Permitted Transferee any of its rights hereunder other than in connection with a Transfer to such Permitted Transferee of Securities in accordance with the provisions of this Agreement.

         7.6 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when delivered by a recognized courier or, in the case of telecopy notice, when received, addressed as follows to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

                if to Blackstone or the Company, to:

                c/o The Blackstone Group L.P.
                345 Park Avenue
                31st Floor
                New York, New York 10154
                Attention: Howard A. Lipson
                Telecopy:  (212) 754-8703

                with a copy to:

                Simpson Thacher & Bartlett
                425 Lexington Avenue
                New York, New York  10017
                Attention: Wilson S. Neely, Esq.
                Telecopy:  (212) 455-2502

                if to the BT Investor, to:

                BT Capital Partners, Inc.
                130 Liberty Street
                New York, New York 10006
                Attention: James M. Dworkin
                Telecopy:  (212) 250-7651

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                with a copy to:

                Paul, Hastings, Janofsky & Walker
                399 Park Avenue
                New York, New York
                Attention: William Schwitter, Esq.
                Telecopy: (212) 319-4090

         7.7 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof and thereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         7.8 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         7.9 Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         7.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof, except for matters directly within the purview of the General Corporation Law of the State of Delaware (the "DGCL"), which shall be governed by the DGCL.

         7.11 Jurisdiction. Any action to enforce, which arises out of or in any way relates to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located within the State of New York as provided by law; and the parties consent to the jurisdiction of such court or courts located within the State of New York and to service of process by registered mail, return receipt requested, or by any other manner provided by New York law.

         7.12 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the parties hereto covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner, member, Affiliate, agent or assignee of any party hereto or of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, general or limited partner, member, Affiliate or assignee of any party hereto or of any of the foregoing, as such for any obligation of any party hereto under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                              BLACKSTONE CAPITAL PARTNERS III
                              MERCHANT BANKING FUND L.P.

                              By: Blackstone Management Associates III LLC,
                                       its General Partner


                                       By: /s/ Howard A. Lipson
                                          --------------------------------------
                                          Name: Howard A. Lipson
                                          Title:


                              BLACKSTONE OFFSHORE CAPITAL PARTNERS
                              III L.P.

                              By: Blackstone Management Associates III LLC,
                                       its General Partner


                                       By: /s/ Howard A. Lipson
                                          --------------------------------------
                                          Name: Howard A. Lipson
                                          Title:


                              BLACKSTONE FAMILY INVESTMENT
                              PARTNERSHIP III L.P.

                              By: Blackstone Management Associates III LLC,
                                       its General Partner


                                       By: /s/ Howard A. Lipson
                                          --------------------------------------
                                          Name: Howard A. Lipson
                                          Title:

                              BMP/GRAHAM HOLDINGS CORPORATION


                              By: /s/ Simon Lonergan
                                 -----------------------------------------------
                                 Name: Simon Lonergan
                                 Title:


                              GRAHAM PACKAGING HOLDINGS COMPANY

                              By:  BCP/Graham Holdings LLC


                                       By: /s/ Simon Lonergan
                                          --------------------------------------
                                          Name: Simon Lonergan
                                          Title:


                              GPC CAPITAL CORP. II


                              By: /s/ Simon Lonergan
                                 -----------------------------------------------
                                 Name: Simon Lonergan
                                 Title:


                              BT INVESTMENT PARTNERS, INC.


                              By: /s/ James M. Dworkin
                                 -----------------------------------------------
                                 Name: James M. Dworkin
                                 Title: Managing Director